NAPSTER, INC.
2001 STOCK PLAN
RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”) is dated as of [____________, 2005] (the “Award Date”) by and between Napster, Inc., a Delaware corporation (the “Corporation”), and [______________] (the “Participant”).

W I T N E S S E T H

WHEREAS, pursuant to the Napster, Inc. 2001 Stock Plan, as amended and restated August 15, 2003 (the “Plan”), the Corporation hereby grants to the Participant, effective as of the date hereof, a restricted stock award (the “Award”), upon the terms and conditions set forth herein and in the Plan.

NOW THEREFORE, in consideration of services rendered and to be rendered by the Participant, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1.  Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2.  Grant. Subject to the terms of this Agreement, the Corporation hereby grants to the Participant an Award with respect to an aggregate of [________] restricted shares of Common Stock of the Corporation (the “Restricted Stock”).

3.  Vesting. [Subject to Section 8 below, the Award shall vest, and restrictions (other than those set forth in Section 16 of the Plan) shall lapse, with respect to one-fourth of the total number of shares of Restricted Stock (subject to adjustment under Section 13 of the Plan) on each of the first, second, third and fourth anniversaries of the Award Date.]

4.  Continuance of Employment. The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Agreement. Partial employment or service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8(a) below or under the Plan.

Nothing contained in this Agreement or the Plan constitutes an employment or service commitment by the Corporation, affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any of its Subsidiaries, interferes in any way with the right of the Corporation or any of its Subsidiaries at any time to terminate such employment or services, or affects the right of the Corporation or any of its Subsidiaries to increase or decrease the Participant’s other compensation or benefits. Nothing in this paragraph, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.

5.  Dividend and Voting Rights. After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 8(a) below.

6.  Restrictions on Transfer. Prior to the time that they have become vested pursuant to Section 13 of the Plan, Section 3, Section 8(b), or Section 8(c), neither the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 9 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to transfers to the Corporation.

7.  Stock Certificates.

(a)  Book Entry Form. The Corporation shall issue the shares of Restricted Stock subject to the Award either: (a) in certificate form as provided in Section 7(b) below; or (b) in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Agreement.

(b)  Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Participant by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

“The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Napster, Inc. A copy of such Agreement is on file in the office of the Secretary of Napster, Inc.”

(c)  Delivery of Certificates Upon Vesting. Promptly after the vesting of any shares of Restricted Stock pursuant to Section 13 of the Plan, Section 3, Section 8(b), or Section 8(c), the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of shares of Restricted Stock which have vested, in either case, less the number of shares required to be withheld pursuant to Section 10 hereof. The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or disability, as the case may be) shall deliver to the Corporation any representations or other documents or assurances as the Corporation may determine to be necessary or reasonably advisable in order to ensure compliance with all Applicable Laws with respect to the grant of the Award and deliver of shares of Common Stock in respect thereof. The shares so delivered shall no longer be restricted shares hereunder.

(d)  Stock Power; Power of Attorney. Concurrently with the execution and delivery of this Agreement, the Participant shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit A, in blank, with respect to such shares. The Corporation shall not deliver any share certificates in accordance with this Agreement unless and until the Corporation shall have received such stock power executed by the Participant. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Agreement, the Corporation and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

8.  Effect of Termination of Employment or Services or Change of Control.

(a)  Termination of Employment or Services. Subject to earlier vesting as provided in Section 13 of the Plan, Section 8(b), or Section 8(c), and except as provided in Section 8(b) or Section 8(c), if the Participant’s Continuous Status as an Employee or Consultant terminates, the Participant’s shares of Restricted Stock (and related Restricted Property as defined in Section 9 hereof) shall be forfeited to the Corporation to the extent such shares have not become vested upon the date the Participant’s Continuous Status as an Employee or Consultant terminates (regardless of the reason for such termination, whether with or without cause, voluntarily or involuntarily, or due to death or disability). Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, such unvested, forfeited shares and related Restricted Property shall be automatically transferred to the Corporation, without any other action by the Participant (or the Participant’s beneficiary or personal representative in the event of the Participant’s death or disability, as applicable). No consideration shall be paid by the Corporation with respect to such transfer. The Corporation may exercise its powers under Section 7(d) hereof and take any other action necessary or advisable to evidence such transfer. The Participant (or the Participant’s beneficiary or personal representative in the event of the Participant’s death or disability, as applicable) shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

(b)  Change of Control. Subject to Section 4 hereof and to earlier vesting as provided in Section 13 of the Plan, in the event of a Change of Control of the Corporation, one-fourth of the total number of shares of Restricted Stock that are unvested at the time of the Change of Control of the Corporation (and related Restricted Property) and not forfeited pursuant to Section 8(a) prior to the date of the Change of Control, if any, shall become immediately vested and restrictions on such shares (other than those set forth in Section 16 of the Plan) shall immediately lapse upon the Change of Control. For example, if fifty percent (50%) of the initial number of shares of Restricted Stock vest prior to the date of a Change of Control of the Corporation and the balance of the shares of Restricted Stock remain outstanding and otherwise unvested on the date of the Change of Control, upon the date of the Change of Control an additional twelve and one-half percent (12.5%) of the initial number of shares of Restricted Stock (that is, twenty-five percent (25%) of the fifty percent (50%) that remained unvested as of the date of the Change of Control) shall vest. In such circumstances, on the twelve month anniversary date (the “Anniversary Date”) following the date of the Change of Control of the Corporation, one-fourth of the total number of shares of Restricted Stock that are unvested at the time of such Anniversary Date (and related Restricted Property) and not forfeited pursuant to Section 8(a) prior to the date of the Change of Control, if any, shall become immediately vested and restrictions on such shares (other than those set forth in Section 16 of the Plan) shall immediately lapse upon such Anniversary Date. In the event of any accelerated vesting pursuant to the foregoing provisions of this Section 8(b), any shares of Restricted Stock (and related Restricted Property) that remain outstanding and not vested following such acceleration shall otherwise continue to vest over the remaining vesting schedule set forth in Section 3 (subject to (i) the Participant remaining in Continuous Status as an Employee or Consultant, and (ii) accelerated vesting as provided for in Section 13(c) of the Plan or Section 8(c)), with any accelerated vesting being deemed to have occurred pro-rata from each remaining vesting date. The numbers of shares referred to in this Section 8(b) are subject to adjustment under Section 13 of the Plan.

(c)  Notwithstanding Section 8(a), if the Participant’s Continuous Status as an Employee or Consultant is involuntarily terminated by the Corporation without Cause upon or within twelve (12) months following a Change of Control of the Corporation, any shares of Restricted Stock that are then-unvested (and related Restricted Property) and not forfeited pursuant to Section 8(a) prior to the date of the Change of Control shall immediately become fully vested and restrictions on such shares (other than those set forth in Section 16 of the Plan) shall immediately lapse upon such termination.

(d)  The acceleration provisions of Sections 8(b) and 8(c) are subject to the limitations of Section 13(e) of the Plan.

9.  Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 13(a) of the Plan, the Administrator shall make adjustments if appropriate in the number and kind of securities that may become vested under the Award. If any adjustment shall be made under Section 13(a) of the Plan or an event described in Section 13(f)(i) of the Plan shall occur, or if the Corporation makes an extraordinary distribution in respect of its Common Stock (other than ordinary cash dividends provided for in Section 5 hereof), and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities or other amount distributed by the Corporation (the “Restricted Property” and, for the purposes of this Agreement, “Restricted Stock” shall include “Restricted Property”, unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. To the extent that the Restricted Property includes any cash, such cash shall be invested, pursuant to policies established by the Administrator, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Administrator, the earnings on which shall be added to and become a part of the Restricted Property. The Board reserves the right to accelerate the vesting of the Restricted Stock in such circumstances as it, in its sole discretion, deems appropriate and any such acceleration shall be effective only when set forth in a written instrument executed by an officer of the Corporation.

10.  Tax Withholding. The Corporation shall reasonably determine the amount of any federal, state, local or other income, employment, or other taxes which the Corporation or any of its Subsidiaries may reasonably be obligated to withhold with respect to the grant, vesting, making of an election under Section 83(b) of the Code or other event with respect to the Restricted Stock. The Corporation shall, to the extent the Corporation reasonably determines is permitted by all Applicable Laws, withhold and/or reacquire a sufficient number of shares of Restricted Stock that vest pursuant to this Agreement, valued at their Fair Market Value on the applicable vesting date, to satisfy the minimum amount of any such withholding obligations that arise with respect to the vesting of such shares. The Corporation may take such action(s) without notice to the Participant and shall remit to the Participant in cash the balance of any proceeds from withholding and/or reacquiring such shares in excess of the amount reasonably determined to be necessary to satisfy such withholding obligations. The Participant shall have no discretion as to the Corporation’s satisfaction of tax withholding obligations in such manner. If, however, the Participant makes an election under Section 83(b) of the Code with respect to the Restricted Stock, if any other withholding event occurs with respect to the Restricted Stock other than the vesting of such shares, or if the Corporation is otherwise reasonably not able to satisfy the withholding obligations with respect to the vesting of the Restricted Stock as provided above in this Section 10, the Corporation (or any subsidiary of the Corporation that employs the Participant, as applicable) shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant the amount of any such withholding obligations.

11.  Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the Participant’s last address reflected on the Corporation’s payroll records. Any notice shall be delivered in person or shall be enclosed in a properly sealed envelope, addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government. Any such notice shall be given only when received, but if the Participant is no longer a Service Provider, shall be deemed to have been duly given five business days after the date mailed in accordance with the foregoing provisions of this Section 11.

12.  Plan. The Award and all rights of the Participant under this Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Participant agrees to be bound by the terms of the Plan and this Agreement. The Participant acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Agreement. Unless otherwise expressly provided in other sections of this Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

13.  Entire Agreement. This Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan may be amended pursuant to Section 15 of the Plan. This Agreement may be amended by the Board from time to time. Any such amendment must be in writing and signed by the Corporation. Any such amendment that materially and adversely affects the Participant’s rights under this Agreement requires the consent of the Participant in order to be effective with respect to the Award. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

14.  Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

15.  Section Headings. The section headings of this Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

16.  Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

NAPSTER, INC.,
a Delaware corporation

By: _____________________________

Print Name: _______________________

Its: _____________________________

PARTICIPANT

________________________________
Signature

________________________________
Print Name

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Award Agreement by Napster, Inc., I, _____________________________, the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated: _____________, 2005

______________________________________________
Signature of Spouse

______________________________________________
Print Name

EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Napster, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of _____________, 2005, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate ________ shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s) _____________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints _________________ ____________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated _____________, ________

______________________________________________
Signature of Spouse

______________________________________________
Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)